UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Affymetrix, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

AFFYMETRIX, INC.

To Be Held On:

Wednesday, June 11, 2008, 4:00 PM

3380 Central Expressway, Santa Clara, California 95051

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before June 2, 2008.

Please visit http://www.amstock.com/proxyservices/viewmaterials.asp, where the following materials are available for view:

• Notice of Annual Meeting of stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 866-668-8562
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time on Tuesday, June 10, 2008.

- OR -
IN PERSON: You may vote your shares in person by attending the Annual Meeting.
- OR -
TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.
- OR -
MAIL: You may request a proxy card by following the instructions to request materials.

1.	To elect as directors, to hold office until the next annual meeting of stockholders and until their successors are elected, the eight nominees listed below.

	NOMINEES:	Stephen P.A. Fodor, Ph.D.
Paul Berg, Ph.D.
Susan D. Desmond-Hellmann, M.D., M.P.H.
John D. Diekman, Ph.D.
Vernon R. Loucks, Jr.
Robert H. Trice, Ph.D.
Robert P. Wayman
John A. Young

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

3.	To approve an amendment to increase the maximum number of shares of our common stock authorized for issuance under our Amended and Restated 2000 Equity Incentive Plan by 4,200,000 shares.

4.	Such other business as may properly come before the meeting or any adjournment thereof.

Please note that you cannot use this notice to vote by mail.

AFFYMETRIX, INC.

** IMPORTANT NOTICE **
Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Shareholder Meeting to be held on Jun 11, 2008

Proxy Material Available

1	Annual Report
2	Proxy Statement

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before May 29, 2008

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1)	BY INTERNET	- www.proxyvote.com
2)	BY TELEPHONE	- 1-800-579-1639
3)	BY E-MAIL*	- sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

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See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information

Meeting Type:	Annual Meeting
Meeting Date:	June 11, 2008
Meeting Time:	4:00 PM PST
For holders as of:	April 16, 2008

Meeting Location:

Affymetrix, Inc.
3380 Central Expressway Santa Clara, California 95051

How To Vote

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

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Voting items

The Board of Directors recommends that you vote “For” the following.

1.	Election of Directors
Nominees
01	Stephen P.A. Fodor, Ph.D.
02	Paul Berg, Ph.D.
03	Susan Desmond-Hellmann
04	John D. Diekman, Ph.D.
05	Vernon R. Loucks, Jr.
06	Robert H. Trice, Ph.D.
07	Robert P. Wayman
08	John A. Young

The Board of Directors recommends you vote FOR the following proposal(s).

2	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

3	To approve an amendment to increase the maximum number of shares of our common stock authorized for issuance under our Amended and Restated 2000 Equity Incentive Plan by 4,200,000 shares.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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